Investor Presentation Third Quarter 2019

Forward Looking Statement Disclosure Certain statements contained in this report which are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as ‘‘believes,’’ ‘‘anticipates,’’ “likely,” “expected,” “estimated,” ‘‘intends’’ and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. Examples of forward-looking statements include, but are not limited to, statements we make about (i) our future operating or financial performance, including revenues, income or loss and earnings or loss per share, (ii) future common stock dividends, (iii) our capital structure, including future capital levels, (iv) our plans, objectives and strategies, and (v) the assumptions that underlie our forward-looking statements. As with any forecast or projection, forward-looking statements are subject to inherent uncertainties, risks and changes in circumstances that may cause actual results to differ materially from those set forth in the forward-looking statements. Forward-looking statements are not historical facts but instead express only management’s beliefs regarding future results or events, many of which, by their nature, are inherently uncertain and outside of management’s control. It is possible that actual results and outcomes may differ, possibly materially, from the anticipated results or outcomes indicated in these forward-looking statements. Important factors that could cause actual results to differ materially from those in our forward-looking statements include the following, without limitation: (i) economic, market, liquidity, credit, interest rate, operational and technological risks associated with the Company’s business; (ii) the effect of and changes in policies and laws or regulatory agencies, including the Dodd-Frank Wall Street Reform and Consumer Protection Act and other legislation and regulation relating to the banking industry; (iii) management’s ability to effectively execute its business plans; (iv) mergers and acquisitions, including costs or difficulties related to the integration of acquired companies; (v) the possibility that any of the anticipated benefits of the Company’s merger with MainSource Financial Group, Inc. will not be realized or will not be realized within the expected time period; (vi) the effect of changes in accounting policies and practices; (vii) changes in consumer spending, borrowing and saving and changes in unemployment; (viii) changes in customers’ performance and creditworthiness; and (ix) the costs and effects of litigation and of unexpected or adverse outcomes in such litigation. Additional factors that may cause our actual results to differ materially from those described in our forward-looking statements can be found in the Form 10-K for the year ended December 31, 2018, as well as our other filings with the SEC, which are available on the SEC website at www.sec.gov. All forward-looking statements included in this filing are made as of the date hereof and are based on information available at the time of the filing. Except as required by law, the Company does not assume any obligation to update any forward-looking statement. . 2

Presentation Contents About First Financial Bancorp Financial Performance Appendix 3

Company Overview Overview Lines of Business Founded: 1863 Commercial Headquarters: Cincinnati, Ohio C&I, O-CRE, ABL, Equipment Finance, Treasury Retail Banking Banking Centers: 145 Consumer, Business Banking, Small Business Assets: $14.5 billion Mortgage Banking Loans: $9.1 billion Wealth Management / Private Banking Deposits: $10.1 billion Investment Commercial Real Estate Wealth Mgmt: $4.5 billion Commercial Finance $2.9 billion AUM $1.6 billion brokerage NASDAQ: FFBC 3.37% 3.66% 3.63% 3.76% 2.69% $29.70 $23.72 $24.06 $24.22 $24.48 www.bankatfirst.com 3Q18 4Q18 1Q19 2Q19 3Q19 Share Price Dividend Yield 4

Current Priorities Achieve targeted income and balance sheet growth objectives Develop / begin implementation of strategic technology roadmap Execute acquisition strategy Prioritize fee based businesses: wealth, capital markets In-market bank acquisitions that provide improved market share or niche businesses / expertise Continue transformation of distribution network Open new flagship location in downtown Cincinnati Speed transition to advising functions Consolidate / close existing locations Limited openings in strategic locations Drive associate engagement and cultural development Complete development of CECL framework 5

# Bannockburn Transaction Overview

- First Financial acquired Cincinnati based Bannockburn Global Forex, LLC ("BBFX"), a capital markets firm specializing in foreign exchange payments, hedging, and other fee-based advisory services to small and medium enterprise ("SME") clients
- Highly-additive transaction, consistent with FFBC's previously communicated strategic focus on growing fee income

### Strategic Benefits

- Adds >$30mm of fee income
- FFBC Fee Income / Revenue increases by ~400 bps
- Meaningful cross-sell opportunities to both sets of existing clients
- Counter-cyclical – BBFX's activity increases in downturns

### Transaction Detail

- ~$114.6mm transaction value
- ~2.6mm shares and $53.7mm in cash
- All key BBFX team members will enter into retention agreements
- BBFX team previously worked at a large regional bank under FFB's Chief Commercial Executive

### Financial Impact

- Low-single digit GAAP EPS accretion / mid-single digit Cash EPS accretion
- Enhances ROA and ROATCE
- IRR > 40%; ~100% free cash flow generation
- TBV earnback < 5 years

**Attractive risk / reward profile, with shared history and strong cultural alignment**

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4th & Vine – Opened 8/12/19 New 15,000 sq. ft. First Innovation Center and Downtown Cincinnati Banking Hub Site Multi-use spaces free for the community including multiple conference rooms, areas for shared workspace, and 5,000 sq. ft. for seminars and events Financial wellbeing tech table Office/workspace for front facing associates representing most revenue lines of business Includes 1,500 sq. ft. full service branch Dog friendly 7

Technology Investments Rolled out Salesforce CRM across enterprise (Jan 2019) Formed Enterprise Digital Solutions Group (April 2019) Led by new Chief Digital Officer with Retail / Consumer Products background EDS team 2x growth by YE 2019 Implemented Enterprise Workflow Solution across enterprise (1H 2019) Industry leading digital mortgage origination solution (live 3Q 2019) Industry leading commercial loan origination solution (live 3Q 2019) Continued investment in Enterprise Data Enablement Program Enhanced online deposit account opening solution (target go-live YE 2019) 8

Capital Strategy & Deployment Tangible Book Value Per Share Strategy & Deployment Successfully closed Bannockburn $12.79 acquisition $12.33 $12.19 $11.72 Repurchased 1.1 million shares $11.25 Third quarter dividend increased $0.01 to $0.23; results in a 3.8% dividend yield Targeted dividend payout ratio increased to 40 - 45% 3Q18 4Q18 1Q19 2Q19 3Q19 Tangible Book Value per Share 9

Revenue Growth Strategies 10

Franchise Growth Plans 11

Market Centric Strategies 12

Invest in First Financial Experienced and proven management team Increased scale to invest in technology Proven & sustainable business model Well managed through the cycle Conservative operating philosophy Consistent profitability – 116 consecutive quarters Top quartile performer – ROAA, ROATCE, Efficiency Robust capital management Prudent steward of shareholders’ capital Strong asset quality Well defined M&A strategy Selective markets, products & asset diversification 13

Invest in First Financial Total Shareholder Return1,2,3,4 80.5% 79.0% 51.8% 33.0% 22.2% 22.1% 21.0% 14.3% 6.1% 0.8% -7.2% -14.7% 5 Year 3 Year 1 Year YTD 2019 FFBC KBW Peer Median KBW Peer Top Quartile 1 Includes dividend reinvestment. 2 Peer group includes KBW regional bank index peers. 3 Based on stock price as of 09/30/2019. 4 Beginning date is 10/01/2018 for the 1-year return, 10/01/2016 for the 3-year return, and 10/01/2014 for the 5-year return. 14

Presentation Contents About First Financial Bancorp Financial Performance Appendix 15

# 3Q 2019 Results

## 116th Consecutive Quarter of Profitability

### Profitability

- Net income = $50.9 million or $0.51 per diluted share. Adjusted[1] net income = $55.5 million or $0.56 per diluted share,[2].
- Return on average assets = 1.41%. Adjusted[1] return on average assets = 1.54%.
- Return on average shareholders' equity = 9.13%. Adjusted[1] return on average shareholders' equity = 9.96%.
- Return on average tangible common equity = 16.15%[1]. Adjusted[1] return on average tangible common equity = 17.63%.

### Income Statement

- Net interest income = $121.5 million.
- Net interest margin of 3.91% on a GAAP basis; 3.96% on a fully tax equivalent basis[1].
- Noninterest income = $33.1 million; $32.9 million[1] as adjusted.
- Noninterest expense = $86.2 million; $80.3 million[1] as adjusted for merger related items.
- Efficiency ratio = 55.75%. Adjusted [1] efficiency ratio = 52.00%.
- Effective tax rate of 19.6%. Adjusted [1] effective tax rate of 19.5%.

### Balance Sheet

- EOP assets increased $42.8 million compared to the linked quarter to $14.5 billion.
- EOP loans increased $82.9 million compared to the linked quarter to $9.1 billion.
- Average deposits decreased $78.2 million compared to the linked quarter to $10.0 billion.
- EOP investment securities decreased $310.5 million compared to the linked quarter.

### Asset Quality

- Provision expense = $5.2 million. Net charge-offs = $10.2 million. NCOs / Avg. Loans = 0.45% annualized.
- Nonperforming Loans / Total Loans = 0.87%. Nonperforming Assets / Total Assets = 0.56%.
- ALLL / Nonaccrual Loans = 93.18%. ALLL / Total Loans = 0.62%. Classified Assets / Total Assets = 0.92%.

### Capital

- Total capital ratio = 13.62%.
- Tier 1 common equity ratio = 11.52%.
- Tangible common equity ratio = 9.17%.
- Tangible book value per share = $12.33.

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[1] Non-GAAP financial measure which management believes facilitates a better understanding of the Company's financial condition. See Appendix for Non-GAAP reconciliation.
[2] See Slide 18 for Adjusted Earnings detail.

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3Q 2019 Highlights Solid quarterly earnings Adjusted1 earnings per share - $0.56 Adjusted1 return on assets – 1.54% Adjusted1 return on average tangible common equity – 17.63% Net income reduced by $5.2 million of severance and merger related expenses Loan growth in line with expectations Loan balances increased $82.9 million compared to the linked quarter 3.7% annualized growth in line with expectations; driven by ICRE and mortgage banking Modest decline in average deposits primarily in public funds and money markets Seasonal decline in public fund and lower money markets more than offset increases in retail CDs and noninterest bearing accounts Solid net interest margin in line with expectations Decline driven by lower asset yields; partially offset by stronger than expected loan fees and favorable shift in funding costs and mix Strong fee income $1.4 million, or 40% increase in mortgage banking income driven by strong origination activity $1.7 million foreign exchange income from Bannockburn Sustained level of client derivative fees Durbin impact of $3.2 million on bankcard income Disciplined expense management Adjusted1 noninterest expense of $80.3 million; Includes $5.2 million of severance and merger related costs, $0.7 million in branch consolidation expenses and approximately $1.0 million of transitory costs Stable credit quality continues to be affected by franchise relationships previously discussed Provision expense of $5.2 million $10.2 million of net charge-offs included $6.3 million related to three franchise relationships discussed in prior periods Nonperforming Assets / Total Assets = 0.56%; Classified Assets / Total Assets = 0.92%. Strong Capital ratios Total capital of 13.62%; Tier 1 common equity of 11.52%; Tangible common equity of 9.17% Tangible book value decreased to $12.33 Repurchased 1.1 million shares during the quarter 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliations. 17

Adjusted1 Net Income The table below lists certain adjustments that the Company believes are significant to understanding our quarterly performance. 3Q 2019 2Q 2019 As Reported Adjusted As Reported Adjusted Net interest income $ 121,535 $ 121,535 $ 122,302 $ 122,302 Provision for loan and lease losses $ 5,228 $ 5,228 $ 6,658 $ 6,658 Noninterest income $ 33,140 $ 33,140 $ 34,638 $ 34,638 less: gains (losses) on investment securities - 208 A - 52 A Total noninterest income $ 33,140 $ 32,932 $ 34,638 $ 34,586 Noninterest expense $ 86,226 $ 86,226 $ 84,378 $ 84,378 less: severance and merger-related expenses - 5,192 A - 5,187 A less: other - 711 A - 336 A Total noninterest expense $ 86,226 $ 80,323 $ 84,378 $ 78,855 Income before income taxes $ 63,221 $ 68,916 $ 65,904 $ 71,375 Income tax expense $ 12,365 $ 12,365 $ 13,201 $ 13,201 less: tax effect of executive compensation - 269 - 365 plus: tax effect of adjustments (A) @ 21% statutory rate - 1,315 - 1,150 Total income tax expense $ 12,365 $ 13,411 $ 13,201 $ 13,986 Net income $ 50,856 $ 55,505 $ 52,703 $ 57,389 Net earnings per share - diluted $ 0.51 $ 0.56 $ 0.53 $ 0.58 Pre-tax, pre-provision return on average assets 1.90% 2.05% 2.06% 2.22% 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliations. All dollars shown in thousands, except per share amounts. 18

Profitability Diluted EPS Return on Average Assets 1.72% 1.64% 1.63% $0.61 1.54% $0.58 $0.58 $0.56 1.38% $0.48 1.59% $0.56 1.45% 1.50% 1.41% $0.51 $0.53 $0.51 1.33% $0.47 3Q18 4Q18 1Q19 2Q19 3Q19 3Q18 4Q18 1Q19 2Q19 3Q19 1 1 Diluted EPS Adjusted EPS ROA Adjusted ROA Return on Avg Tangible Common Equity Efficiency Ratio 20.83% 21.29% 18.87% 17.63% 56.1% 55.7% 16.45% 53.6% 52.9% 53.8% 51.1% 49.3% 51.7% 50.3% 52.0% 19.6% 18.5% 17.3% 16.0% 16.2% 3Q18 4Q18 1Q19 2Q19 3Q19 3Q18 4Q18 1Q19 2Q19 3Q19 1 1 ROATCE Adjusted ROATCE Efficiency Ratio Adjusted Efficiency Ratio 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliation. 19

Net Interest Margin Net Interest Margin (FTE) 3Q19 NIM (FTE) Progression 2Q19 4.04% 4.21% 4.12% 4.10% 4.04% Asset yield and mix -0.09% 0.29% 3.96% 0.29% 0.23% 0.23% 0.21% Loan fees 0.03% 0.17% 0.11% 0.13% 0.12% 0.15% Funding costs and mix 0.02% 3.70% 3.75% 3.76% 3.69% 3.60% Purchase accounting -0.02% Day count -0.02% 3Q18 4Q18 1Q19 2Q19 3Q19 Basic Margin (FTE) Loan Fees Purchase accounting 3Q19 3.96% 20

Average Balance Sheet Average Loans Average Deposits 5.73% 5.69% 5.73% 5.53% 5.58% 0.78% 0.82% 0.80% 0.68% 0.59% $8,849 $8,766 $8,773 $8,853 $9,014 $9,888 $10,050 $10,068 $10,096 $10,018 3Q18 4Q18 1Q19 2Q19 3Q19 3Q18 4Q18 1Q19 2Q19 3Q19 Gross Loans Loan Yield (Gross)1 Total Deposits Cost of Deposits Average Securities 3.44% 3.21% 3.30% 3.29% 3.21% $3,168 $3,205 $3,356 $3,409 $3,291 3Q18 4Q18 1Q19 2Q19 3Q19 Average Investment Securities Investment Securities Yield All dollars shown in millions 1 Includes loans fees and purchase accounting accretion 21

Loan Portfolio Loan LOB Mix (EOP) Net Loan Change-LOB (Linked Quarter) Total $9.1 Billion ICRE $173.6 $1,054 12% Commercial -$65.3 $3,083 $1,112 Small Business Banking -$19.2 34% 12% Consumer -$10.9 Mortgage $47.1 $873 10% Oak Street $4.3 Franchise -$50.3 $1,202 Other $3.6 13% $1,740 19% Total growth/(decline): ICRE Commercial $82.9 million Small Business Banking Consumer Mortgage Commercial Finance All dollars shown in millions. 22

Loan Portfolio C&I Loans by Industry 1 CRE Loans by Collateral 2 C&I Loans: $3.6B CRE Loans: $3.4B Nursing/Assisted Manufacturing Hotel/Motel Living 13% 12% 6% Office Accommodation 15% Strip Center & Food Services Real Estate 6% 14% 12% Residential, 1-4 Family Health Care 4% Finance & 6% Insurance Retail Restaurant 17% Agriculture 17% 3% 6% Industrial Facility 3% Student Housing Other 2% Other Wholesale Trade Residential, Multi 14% 14% 5% Family 5+ 18% Other Services 5% Professional & Construction Tech 4% 4% 1 Industry types included in Other representing greater than 1% of total C&I loans include Retail Trade, Public Administration, Transportation & Warehousing, Waste Management, Arts & Recreation, and Educational Services. Includes owner-occupied CRE. 2 Collateral types included in Other representing greater than 1% of total CRE loans include Medical Office, Warehouse, Mini Storage, Vacant Land Not Held for Development, and Real Estate IUB Other. 23

Deposits Deposit Product Mix (Avg) 3Q19 Average Deposit Progression Total $10.0 billion Interest-bearing demand -$13.1 $1,340 13% $2,360 Noninterest-bearing $44.6 23% Savings -$6.4 $1,524 15% Money Markets -$75.4 $671 7% Retail Time Deposits $30.4 $885 9% $1,474 Brokered CDs -$16.8 15% $1,764 18% Public Funds -$41.5 Interest-bearing demand Public Funds Savings Money Markets Total growth/(decline): ($78.2) million Retail Time Deposits Brokered CDs Noninterest-bearing All dollars shown in millions. 24

Investment Portfolio Total EOP investments of approximately $3.1 billion Reduced portfolio balance by approximately $310 million during the third quarter of 2019 Investment portfolio / total assets = approximately 22% Portfolio duration = estimated 2.8 years Portfolio Composition Portfolio Quality Non-Agency pass- Corporate through securities, 3% securities, 2% Regulatory stock, 4% AA+, 7% FRB/FHLB Stock, 4% AA, 4% Non-Agency Agency CMOs, AA-, 4% AAA, 20% CMOs, 6% 21% A+, 3% BBB, 1% Agency pass- through BBB+, 1% securities, 11% Other, 10% Municipal bond Asset-backed securities, 20% securities, 15% Agency, 46% Commercial MBSs, 18% 25

Noninterest Income Noninterest Income 3Q19 Highlights Total $33.1 million $4.9 million of derivative fees in line with record second quarter $4,859 15% Mortgage banking income increased $1.4 $9,874 30% million, or 40%, compared to the linked quarter $4,806 14% Continued deposit service charge momentum $1,708 5% $3,718 $1.7 million of foreign exchange income 11% from Bannockburn acquisition $4,859 15% $3,316 10% $3.2 million, or 49%, decline in bankcard income due to Durbin compared to the Service Charges Wealth Mgmt Bankcard Client derivatives linked quarter Foreign exchange income Gains from sales of loans Other All dollars shown in thousands 26

Noninterest Expense Noninterest Expense 3Q19 Highlights Total $86.2 million Includes $5.2 million of severance and merger related costs $12,840 15% $0.7 million related to branch consolidations $4,771 5% $5,774 FDIC assessment credit recognized in 7% 3Q19; $2.2 million change compared to 2Q19 $9,629 $53,212 11% 62% Salaries and benefits impacted by $0.7 million related to Bannockburn and $1.1 million of commissions and incentives Total noninterest expense includes Salaries and benefits Occupancy and equipment approximately $1.0 million of transitory Data processing Professional services Other costs not expected to recur (recruiting, fraud losses, OREO) All dollars shown in thousands 27

Asset Quality Classified Assets / Total Assets Nonperforming Assets / Total Assets 1.00% 1.01% 1.02% 0.94% 0.63% 0.60% 0.62% 0.92% 0.56% 0.47% $147.8 $142.0 $138.9 $88.2 $90.2 $131.7 $132.5 $83.9 $80.8 $64.6 3Q18 4Q18 1Q19 2Q19 3Q19 3Q18 4Q18 1Q19 2Q19 3Q19 Classified Assets Classified Assets / Total Assets NPAs NPAs / Total Assets Allowance / Total Loans Net Charge Offs & Provision Expense 0.64% 0.69% 0.29% 0.45% 0.65% 0.64% 0.64% 0.62% -0.02% 0.08% $13.9$14.1 $61.5 $57.7 $56.5 $56.7 $56.6 $10.2 $6.7 $6.5 $5.3 $5.2 $3.2 -$0.4 $1.8 3Q18 4Q18 1Q19 2Q19 3Q19 Allowance for Loan Losses ALLL / Total Loans 3Q18 4Q18 1Q19 2Q19 3Q19 NCOs Provision Expense NCOs / Average Loans All dollars shown in millions. 28

Capital Tier 1 Common Equity Ratio Tier 1 Capital Ratio 11.87% 12.03% 12.00% 11.52% 11.52% 12.28% 12.43% 12.40% 11.93% 11.91% 9.00% 10.50% 3Q18 4Q18 1Q19 2Q19 3Q19 3Q18 4Q18 1Q19 2Q19 3Q19 Tier 1 Common Equity Ratio Target Tier 1 Capital Ratio Target Total Capital Ratio Tangible Common Equity Ratio 14.24% 14.20% 9.34% 13.77% 14.10% 9.15% 9.17% 13.62% 8.79% 12.50% 8.53% 7.50% 3Q18 4Q18 1Q19 2Q19 3Q19 3Q18 4Q18 1Q19 2Q19 3Q19 Total Capital Ratio Target Tangible Common Equity Ratio Target All capital numbers are considered preliminary. 29

Franchise Lending Portfolio Overview Quality Portfolio . Well-regarded national brand concepts • Financing for acquisition, development of $10.3 $19.2 new stores, and remodeling of existing 2% 4% stores • Top 15 concepts comprise 87% of portfolio outstandings . Disciplined portfolio management • Annual concept reviews • Annual reviews of borrower relationships • Ongoing monitoring of borrower financial performance • Granular portfolio • Average relationship: $2.6 million • Top 10 relationships comprise 29% of the portfolio and are performing well $444.8 • 7 of 10 include real estate collateral 94% • Largest relationship exposure is $17.1 million Total $474 million • Strategic portfolio management Pass Special mention Substandard/Nonaccrual • Balance 12/31/2018 – $556 million • Balance 09/30/2019 – $474 million All dollars shown in millions. 30

4Q19 Outlook1 Annualized loan growth expected to be in the low single digits on a percentage Balance Sheet basis 4Q19 NIM (FTE) 3.65% - 3.70%, assuming no further rate cuts and excluding Net Interest Margin purchase accounting NIM (FTE) expected to decline 6 - 8 bps for each 25 bps decline in rates Credit Credit outlook remains stable Noninterest income2 $34 – $36 million Includes $6.0 million of anticipated foreign exchange revenue $84 - $86 million Noninterest Expense2 Includes $5.0 million related to Bannockburn All capital ratios expected to exceed current internal targets Capital Flexibility to consider additional deployment opportunities Taxes Effective tax rate of approximately 17.5%, which includes a 2% reduction from anticipated recognition of tax credits during the quarter 1 See Forward Looking Statement Disclosure on page 2 of this presentation for a discussion of factors that could affect management’s expectations and results in future periods. 2 Management’s estimated outlook excludes merger-related activities. 31

CECL Update Established cross-functional Steering Committee tasked with managing the implementation Developed a transparent, consistent model Multiple model dry/parallel runs Qualitative framework to account for the drivers of credit losses not captured by the quantitative model Model validated by independent third party Estimated that reserve will increase to between 1.12% and 1.32% of total loans upon adoption Total reserve estimated to be $100 to $120 million, an increase of approximately $60 million Increase significantly impacted by required reserve on acquired loans Estimate is subject to change based upon the following Continued review of the model Finalization of internal controls ensuring model effectiveness Current and forecasted macroeconomic conditions Composition of the loan and lease portfolio at the time of adoption Management’s judgment 32

Presentation Contents About First Financial Bancorp Financial Performance Appendix 33

Appendix: Our Markets Greater Cincinnati Indianapolis Loans $2.6 billion Loans $1.1 billion Deposits $3.1 billion Deposits $0.6 billion Deposit Market Share #4 (2.8%) Deposit Market Share #14 (1.5%) Banking Centers 52 Banking Centers 10 Fortune 500 Companies 8 Fortune 500 Companies 2 Central OH Louisville Loans $0.7 billion Loans $0.5 billion Deposits $0.3 billion Deposits $0.4 billion Deposit Market Share #15 (0.8%) Deposit Market Share #14 (1.6%) Banking Centers 5 Banking Centers 11 Fortune 500 Companies 5 Fortune 500 Companies 3 Community Markets Commercial Finance (National) Loans $2.2 billion Loans $1.1 billion Deposits $4.5 billion Banking Centers 67 All numbers as of 09/30/2019 except deposit market share which is as of 6/30/2019. Loan and deposit balances exclude special assets, loan marks, other out of market and corporately held balances. 34

Appendix: Non-GAAP Measures The Company’s earnings release and accompanying presentation contain certain financial information determined by methods other than in accordance with accounting principles generally accepted in the United States (GAAP). Such non-GAAP financial information should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. However, we believe that non-GAAP reporting provides meaningful information and therefore we use it to supplement our GAAP information. We have chosen to provide this supplemental information to investors, analysts and other interested parties to enable them to perform additional analyses of operating results, to illustrate the results of operations giving effect to the non-GAAP adjustments and to provide an additional measure of performance. We believe this information is helpful in understanding the results of operations separate and apart from items that may, or could, have a disproportional positive or negative impact in any given period. For a reconciliation of the differences between the non-GAAP financial measures and the most comparable GAAP measures, please refer to the following reconciliation tables. to GAAP Reconciliation 35

# Appendix: Non-GAAP to GAAP Reconciliation

## Net interest income and net interest margin - fully tax equivalent

| | Three months ended | | | | |
|---|---|---|---|---|---|
| | Sep. 30, 2019 | June 30, 2019 | Mar. 31, 2019 | Dec. 31, 2018 | Sep. 30, 2018 |
| Net interest income | $ 121,535 | $ 122,302 | $ 121,515 | $ 125,959 | $ 123,485 |
| Tax equivalent adjustment | 1,759 | 1,416 | 1,523 | 1,442 | 1,567 |
| Net interest income - tax equivalent | $ 123,294 | $ 123,718 | $ 123,038 | $ 127,401 | $ 125,052 |
| Average earning assets | $ 12,343,327 | $ 12,294,911 | $ 12,163,751 | $ 12,003,073 | $ 12,056,627 |
| Net interest margin[1] | 3.91 % | 3.99 % | 4.05 % | 4.16 % | 4.06 % |
| Net interest margin (fully tax equivalent)[1] | 3.96 % | 4.04 % | 4.10 % | 4.21 % | 4.12 % |

[1] Margins are calculated using net interest income annualized divided by average earning assets.

The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 21% tax rate. Management believes that it is a standard practice in the banking industry to present net interest margin and net interest income on a fully tax equivalent basis. Therefore, management believes these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.

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All dollars shown in thousands.

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# Appendix: Non-GAAP to GAAP Reconciliation

## Additional non-GAAP ratios

| (Dollars in thousands, except per share data) | Three months ended Sep. 30, 2019 | June 30, 2019 | Mar. 31, 2019 | Dec. 31, 2018 | Sep. 30, 2018 | YTD Sep. 30, 2019 | YTD Sep. 30, 2018 |
|---|---|---|---|---|---|---|---|
| Net income (a) | $ 50,856 | $ 52,703 | $ 45,839 | $ 55,014 | $ 50,657 | $ 149,398 | $ 117,581 |
| Average total shareholders' equity | 2,210,327 | 2,146,997 | 2,094,234 | 2,042,884 | 2,021,400 | 2,150,945 | 1,654,322 |
| Less: | | | | | | | |
| Goodwill | (899,888) | (879,726) | (878,541) | (878,669) | (882,917) | (886,130) | (659,213) |
| Other intangibles | (51,365) | (37,666) | (39,900) | (42,305) | (43,830) | (43,019) | (30,776) |
| MSR's | (10,118) | (9,906) | (9,896) | (9,986) | (9,183) | (9,974) | (6,883) |
| Average tangible equity (b) | 1,248,956 | 1,219,699 | 1,165,897 | 1,111,924 | 1,085,470 | 1,211,822 | 957,450 |
| Total shareholders' equity | 2,261,313 | 2,188,189 | 2,130,419 | 2,078,249 | 2,035,520 | 2,261,313 | 2,035,520 |
| Less: | | | | | | | |
| Goodwill | (937,689) | (879,727) | (879,727) | (880,251) | (881,033) | (937,689) | (881,033) |
| Other intangibles | (79,506) | (36,349) | (38,571) | (40,805) | (43,356) | (79,506) | (43,356) |
| MSR's | (10,293) | (10,086) | (9,891) | (9,974) | (9,971) | (10,293) | (9,971) |
| Ending tangible equity (c) | 1,233,825 | 1,262,027 | 1,202,230 | 1,147,219 | 1,101,160 | 1,233,825 | 1,101,160 |
| Total assets | 14,480,445 | 14,437,663 | 14,074,263 | 13,986,660 | 13,842,667 | 14,480,445 | 13,842,667 |
| Less: | | | | | | | |
| Goodwill | (937,689) | (879,727) | (879,727) | (880,251) | (881,033) | (937,689) | (881,033) |
| Other intangibles | (79,506) | (36,349) | (38,571) | (40,805) | (43,356) | (79,506) | (43,356) |
| MSR's | (10,293) | (10,086) | (9,891) | (9,974) | (9,971) | (10,293) | (9,971) |
| Ending tangible assets (d) | 13,452,957 | 13,511,501 | 13,146,074 | 13,055,630 | 12,908,307 | 13,452,957 | 12,908,307 |
| Risk-weighted assets (e) | 10,883,554 | 10,674,394 | 10,358,805 | 10,241,159 | 10,222,466 | 10,883,554 | 10,222,466 |
| Total average assets | 14,320,514 | 14,102,733 | 13,952,551 | 13,768,958 | 13,822,675 | 14,126,615 | 12,221,358 |
| Less: | | | | | | | |
| Goodwill | (899,888) | (879,726) | (878,541) | (878,669) | (882,917) | (886,130) | (659,213) |
| Other intangibles | (51,365) | (37,666) | (39,900) | (42,305) | (43,830) | (43,019) | (30,776) |
| MSR's | (10,118) | (9,906) | (9,896) | (9,986) | (9,183) | (9,974) | (6,883) |
| Average tangible assets (f) | $ 13,359,143 | $ 13,175,435 | $ 13,024,214 | $ 12,837,998 | $ 12,886,745 | $ 13,187,492 | $ 11,524,486 |
| Ending shares outstanding (g) | 100,094,819 | 98,647,690 | 98,613,872 | 97,894,286 | 97,914,526 | 100,094,819 | 97,914,526 |
| Ratios | | | | | | | |
| Return on average tangible shareholders' equity (a)/(b) | 16.15% | 17.33% | 15.95% | 19.63% | 18.52% | 16.48% | 16.42% |
| Ending tangible equity as a percent of: | | | | | | | |
| Ending tangible assets (c)/(d) | 9.17% | 9.34% | 9.15% | 8.79% | 8.53% | 9.17% | 8.53% |
| Risk-weighted assets (c)/(e) | 11.34% | 11.82% | 11.61% | 11.20% | 10.77% | 11.34% | 10.77% |
| Average tangible equity as a percent of average tangible assets (b)/(f) | 9.35% | 9.26% | 8.95% | 8.66% | 8.42% | 9.19% | 8.31% |
| Tangible book value per share (c)/(g) | $ 12.33 | $ 12.79 | $ 12.19 | $ 11.72 | $ 11.25 | $ 12.33 | $ 11.25 |

All dollars shown in thousands.

FIRST
first financial bancorp

37

# Appendix: Non-GAAP to GAAP Reconciliation

## Additional non-GAAP measures

| (Dollars in thousands, except per share data) | 3Q19 As Reported | 3Q19 Adjusted | 2Q19 As Reported | 2Q19 Adjusted | 1Q19 As Reported | 1Q19 Adjusted | 4Q18 As Reported | 4Q18 Adjusted | 3Q18 As Reported | 3Q18 Adjusted |
|---|---|---|---|---|---|---|---|---|---|---|
| Net interest income (f) | $ 121,535 | $ 121,535 | $ 122,302 | $ 122,302 | $ 121,515 | $ 121,515 | $ 125,959 | $ 125,959 | $ 123,485 | $ 123,485 |
| Provision for loan and lease losses (j) | 5,228 | 5,228 | 6,658 | 6,658 | 14,083 | 14,083 | 5,310 | 5,310 | 3,238 | 3,238 |
| Noninterest income | 33,140 | 33,140 | 34,638 | 34,638 | 26,827 | 26,827 | 29,504 | 29,504 | 28,684 | 28,684 |
| less: gains from the redemption of off balance sheet securitizations | | | | | | | | (1,645) | | |
| plus: Bankcard interchange | | | | | | | | | | 340 |
| less: gains (losses) on sale of investment securities | | 208 | | 52 | | (34) | | (60) | | (279) |
| Total noninterest income (g) | 33,140 | 32,932 | 34,638 | 34,586 | 26,827 | 26,861 | 29,504 | 27,919 | 28,684 | 29,303 |
| Noninterest expense | 86,226 | 86,226 | 84,378 | 84,378 | 78,499 | 78,499 | 83,352 | 83,352 | 85,415 | 85,415 |
| less: severance and merger-related expenses | | 5,192 | | 5,187 | | 1,734 | | 7,485 | | 7,405 |
| less: other | | 711 | | 336 | | 78 | | | | |
| Total noninterest expense (e) | 86,226 | 80,323 | 84,378 | 78,855 | 78,499 | 76,687 | 83,352 | 75,867 | 85,415 | 78,010 |
| Income before income taxes (i) | 63,221 | 68,916 | 65,904 | 71,375 | 55,760 | 57,606 | 66,801 | 72,701 | 63,516 | 71,540 |
| Income tax expense | 12,365 | 12,365 | 13,201 | 13,201 | 9,921 | 9,921 | 11,787 | 11,787 | 12,859 | 12,859 |
| plus: tax effect of adjustments | | 1,046 | | 785 | | 388 | | 1,239 | | 1,685 |
| Total income tax expense (h) | 12,365 | 13,411 | 13,201 | 13,986 | 9,921 | 10,309 | 11,787 | 13,026 | 12,859 | 14,544 |
| Net income (a) | $ 50,856 | $ 55,505 | $ 52,703 | $ 57,389 | $ 45,839 | $ 47,297 | $ 55,014 | $ 59,675 | $ 50,657 | $ 56,996 |
| Average diluted shares (b) | 99,078 | 99,078 | 98,648 | 98,648 | 98,436 | 98,436 | 98,468 | 98,468 | 98,484 | 98,484 |
| Average assets (c) | 14,320,514 | 14,320,514 | 14,102,733 | 14,102,733 | 13,952,551 | 13,952,551 | 13,768,958 | 13,768,958 | 13,822,675 | 13,822,675 |
| Average shareholders' equity | 2,210,327 | 2,210,327 | 2,146,997 | 2,146,997 | 2,094,234 | 2,094,234 | 2,042,884 | 2,042,884 | 2,021,400 | 2,021,400 |
| Less: | | | | | | | | | | |
| Goodwill and other intangibles | (961,371) | (961,371) | (927,298) | (927,298) | (928,337) | (928,337) | (930,960) | (930,960) | (935,930) | (935,930) |
| Average tangible equity (d) | 1,248,956 | 1,248,956 | 1,219,699 | 1,219,699 | 1,165,897 | 1,165,897 | 1,111,924 | 1,111,924 | 1,085,470 | 1,085,470 |
| Ratios | | | | | | | | | | |
| Net earnings per share - diluted (a)/(b) | $ 0.51 | $ 0.56 | $ 0.53 | $ 0.58 | $ 0.47 | $ 0.48 | $ 0.56 | $ 0.61 | $ 0.51 | $ 0.58 |
| Return on average assets - (a)/(c) | 1.41% | 1.54% | 1.50% | 1.63% | 1.33% | 1.38% | 1.59% | 1.72% | 1.45% | 1.64% |
| Pre-tax, pre-provision return on average assets - ((a)+(j)+(h))/(c) | 1.90% | 2.05% | 2.06% | 2.22% | 2.03% | 2.08% | 2.08% | 2.25% | 1.92% | 2.15% |
| Return on average tangible shareholders' equity - (a)/(d) | 16.15% | 17.63% | 17.33% | 18.87% | 15.95% | 16.45% | 19.63% | 21.29% | 18.52% | 20.83% |
| Efficiency ratio - (e)/((f)+(g)) | 55.7% | 52.0% | 53.8% | 50.3% | 52.9% | 51.7% | 53.6% | 49.3% | 56.1% | 51.1% |
| Effective tax rate - (h)/(i) | 19.6% | 19.5% | 20.0% | 19.6% | 17.8% | 17.9% | 17.6% | 17.9% | 20.2% | 20.3% |

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first financial bancorp

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Update -New colors 39